UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 02, 2026

KYNTRA BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Bay Street Suite 100 #6009
San Francisco, California		94133
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KYNB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2026, Kyntra Bio, Inc. (“Kyntra Bio” or the “Company”) received a letter from the Nasdaq Listing Qualifications Staff of the Nasdaq Stock Market notifying us that the Company no longer complies with the Nasdaq Global Select Market continued listing requirement of $50 million in total assets and total revenue for the most recently completed fiscal year (or two of the last three most recently completed fiscal years) per Listing Rule 5450(b)(3)(A). This is due to the revenue of FibroGen International being presented as held for sale (in discontinued operations) in 2024 and 2025. The Company does not currently meet the alternative requirements of Listing Rule 5450(b) (either the shareholders’ equity or the market value of listed securities standards).

The notification received has no immediate effect on the listing of Kyntra Bio’s common stock on Nasdaq. Under the Nasdaq Rules, the Company has 45 days (May 18, 2026) to submit a plan to regain compliance and if such plan is accepted, Nasdaq may grant the Company with an extension of up to 180 days (September 29, 2026) to evidence compliance.

Per Listing Rule 5810(c)(2)(D), the Company may submit a plan that demonstrates current or near term compliance with the listing requirements relating to stockholders’ equity or market value of listed securities. In determining whether to accept our plan, Nasdaq will consider such things as the likelihood that the plan will result in compliance with Nasdaq’s continued listing criteria, the Company’s past compliance history, the reasons for the Company’s current non-compliance, other corporate events that may occur within the review period, the Company’s overall financial condition, and its public disclosures.

Kyntra Bio may also consider applying to transfer the Company’s securities to the Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYNTRA BIO, INC.

Date:	April 9, 2026	By:	/s/ John Alden
John Alden General Counsel